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                                                                   EXHIBIT 10.51

                               AMENDMENT NO. 6 TO
                      STOCK PURCHASE AND EXCHANGE AGREEMENT


      THIS AMENDMENT NO. 6 (this "Amendment"), dated as of the 1st day of April, 2000, by and among GE Financial Assurance Holdings, Inc., a Delaware corporation, Phoenix Group Holdings, Inc., a Connecticut corporation, PM Holdings, Inc., a Connecticut corporation, and GE Life and Annuity Assurance Company, a Virginia corporation.


                                   WITNESSETH:

         WHEREAS, the parties hereto entered into a Stock Purchase and Exchange Agreement, dated as of December 9, 1999 (together with all amendments thereto prior to the date hereof, the "SPEA"), and

         WHEREAS, the parties wish to further amend the SPEA in the manner set forth herein;

         NOW THEREFORE, in exchange for the undertakings contained in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS - All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the SPEA.


2.  AMENDMENTS

    2.1  Section 2.3 of the SPEA is hereby amended and restated as follows:

         The closing of the sale and purchase of the Purchased PGH Subsidiary Shares and the PGH Business Assets (the "SECOND CLOSING") will take place at the offices of PGH on the last calendar day of March 2000, effective as of 12:01 a.m. on April 1, 2000. The date upon which the Second Closing occurs is herein referred to as the "SECOND CLOSING DATE." At the Second Closing, the parties will execute all documents required to be executed by them in order to complete such closing, but the following actions shall occur on April 3, 2000.

         (a) PGH will deliver to GEFA stock certificates representing the Purchased PGH Subsidiary Shares, endorsed or accompanied by stock powers in favor of GEFA;

         (b) GEFA will, by 1 p.m., pay to PGH by wire transfer of immediately available funds to such accounts as are designated by PGH an amount equal to the Purchase Price less the GELAAC Share Price; and
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         (c) PMH will deliver to GEFA such bills of sale, assignments, certificates of title, documents or other instruments of transfer and conveyance as may be reasonably requested by GEFA, each in form and substance satisfactory to GEFA, to transfer title to GEFA to the PGH Business Assets, free and clear of all Liens except Permitted Liens.

    2.2 Section 2.6(f) of the SPEA is hereby amended by substituting for the references in clauses B (II) and B (III) to "Second Closing" the date of April 3, 2000.

    2.3 Section 2.6(g), clause (i) of the SPEA is hereby amended and restated as follows:

         97% times the sum of the "capital and surplus" and "asset valuation reserve" in the PAL Statutory Year-End Balance Sheet, less the Realized Loss Adjustment for net realized losses related to any assets listed in
         Schedule 9.7(i) that are disposed of after December 31, 1999, and less 97% of $540,598, all calculated in accordance with Connecticut SAP.

    2.4 The first sentence of Section 2.6(g) of the SPEA is hereby further amended by changing the period at the end to a semi-colon and adding the following:

         and (v) $800,000 (which is the total amount of capital contributions made in March, 2000 to PDS and Group Services related to the reinvestment of funds dividended to PGH from Group Services in December
         1999).


3.  MISCELLANEOUS

    3.1  No Other Amendments.

         Other than as expressly set forth herein, the SPEA remains unaltered and in full force and effect.

    3.2  Counterparts.

         This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same amendment.

    3.3  Governing Law.

         This Amendment shall be construed, performed and enforced in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles of such state.

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      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their undersigned duly authorized officers.

PM HOLDINGS, INC.                          GE FINANCIAL ASSURANCE
                                           HOLDINGS, INC.

  /s/ David W. Searfoss                        /s/ Leon E. Roday
  ----------------------------------           ---------------------------------
   Name: David W. Searfoss                      Name: Leon E. Roday
   Title: Vice President                        Title: Senior Vice President,
                                                       Secretary, and
                                                       General Counsel


PHOENIX GROUP HOLDINGS, INC.               GE LIFE AND ANNUITY ASSURANCE
                                           COMPANY

   /s/ Walter K. Juncker                       /s/ Leon E. Roday
  ----------------------------------           ---------------------------------
   Name: Walter K. Juncker                      Name: Leon E. Roday
   Title: Vice President                        Title: Senior Vice President





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